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                                                                   Exhibit 10.37

                                                             Warrant No. 1998-W8

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER PURSUANT TO AN INVESTMENT BANKING AGREEMENT DATED DECEMBER 4, 1998, BETWEEN THE HOLDER AND THE COMPANY, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE ACT, BASED ON AN OPINION LETTER OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            OSAGE SYSTEMS GROUP, INC.

             Void after 5:00 p.m. Mountain Time on December 4, 2000

         This certifies that, for value received, American Maple Leaf Financial Corp. and/or its designees ("Holder"), is entitled, subject to the terms set forth below, to purchase from Osage Systems Group, Inc. (the "Company"), a Delaware corporation, shares of the Common Stock of the Company, par value .01 per share (the "Shares"), as constituted on the date hereof (the "Warrant Issue Date"), with the Notice of Exercise attached hereto duly executed, and payment made therefor in accordance with the terms hereof, at the Exercise Price as set forth in Subparagraph 2.1(a) below. The number, character and Exercise Price of the shares are subject to adjustment as provided below.

         1. TERM OF WARRANT. Subject to the provisions of Subsection 12.1, this Warrant shall be exercisable, in whole or in part, during the term commencing at 9:00 a.m. Mountain Time on the Warrant Issue Date and ending at 5:00 p.m. Mountain Time on December 4, 2000, and shall be void thereafter.

         2. EXERCISE PRICE AND NUMBER OF SHARES.

                  2.1 EXERCISE PRICE.

                           (a) The price at which this Warrant may be exercised
(the "Exercise Price") shall be $4.75 per share of Common Stock, as adjusted pursuant to Section 12 hereof.

         (b) The Exercise Price shall either be payable in cash or by bank or certified check, or by cashless exercise through the delivery by the Holder to the Company of a Notice of Exercise together with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price.

                  2.2 NUMBER OF SHARES. The number of shares of the Company's Common Stock which may be purchased pursuant to this Warrant shall be 50,000 Shares, as adjusted pursuant to Section 12 hereof.
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                  2.3 VESTING. The Warrants granted hereunder shall vest in
accordance with the following schedule:

                           (a) 25,000 Warrants shall vest on the Warrant Issue
Date; and

                           (b) an additional 25,000 Warrants shall vest on the
date that is 90 days following the Warrant Issue Date, provided that the Investment Banking Agreement, dated December 4, 1998, by and between the Company and American Maple Leaf Financial Corporation, remains in effect through such date.

         3. EXERCISE OF WARRANT.

                  3.1 The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time during the term hereof and in accordance with the vesting periods set forth in
Section 2.3, upon surrender of this Warrant on any business day to the Company at its principal office, presently located at the address of the Company set forth in Section 10 hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), together with: (i) a completed and executed Notice of Exercise in the form attached hereto and made a part hereof;
(ii) payment of the full Exercise Price for the amount of Shares set forth in the Notice of Exercise; and (iii) delivery to the Company by the Holder of such certifications or documentation (to be furnished by and at the expense of the Company) reasonably necessary to establish, to the satisfaction of the Company, that any such exercise has been undertaken in compliance with all applicable federal and state securities laws.

                  3.2 This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised.

         4. NO FRACTIONAL SHARES OR SCRIP. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional shares of capital stock. In the event that any fraction of a Share would, except for the provisions of this Section 4, be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of a Share. For purposes of this
Section 4, the current market value shall be determined as follows:

                  (i) if the Shares are listed or traded on a national securities exchange or in the NASDAQ National Market System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ National Market System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The

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closing price referred to in this clause (i) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Shares are then listed or in the NASDAQ Reporting System; or

                  (ii) if the Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or if not so reported, the average of the closing bid and asked prices for a Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

                  (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

         5. PAYMENT OF TAXES.

                  5.1 The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  5.2 Upon exercise of a Warrant, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for Shares issuable pursuant to the exercise of such Warrant.

                  5.3 A Holder who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Company's Chief Executive Officer, through the delivery to the Company of previously-owned shares of common stock of the Company having an aggregate current market value equal to the tax obligation, provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Holder for at least six (6) months; (iii) in the discretion of the Company's Chief Executive Officer, through the withholding of shares of common stock of the Company otherwise issuable to the Holder in connection with the exercise of a Warrant; or (iv) in the discretion of the Company's Chief Executive Officer, through a combination of the procedures set forth in clauses (i), (ii) and (iii) of this Subsection 5.3.

         6. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and

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substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         7. RIGHTS OF STOCKHOLDERS. Subject to Section 12 of this Warrant and the provisions of any other written agreement between the Company and the Holder, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

         8. TRANSFER OF WARRANT.

                  8.1. EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                  8.2. COMPLIANCE WITH SECURITIES LAWS; RESTRICTIONS ON
TRANSFERS.

                           (a) The Holder of this Warrant, by acceptance hereof,
acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                           (b) Neither this Warrant nor any Share of Common
Stock issued upon exercise of this Warrant may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer an sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel reasonably satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws

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relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

                           (c) All Shares issued upon exercise hereof shall be
stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws).

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER PURSUANT TO AN INVESTMENT BANKING AGREEMENT, DATED DECEMBER 4, 1998, BETWEEN THE HOLDER AND THE COMPANY, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE ACT, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

                           (d) Holder recognizes that investing in the Warrant
and the Shares of Common Stock involves a high degree of risk, and Holder is in a financial position to hold the Warrant and the Shares indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Warrant and the Shares. The Holder is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and have had the opportunity to inspect the Company's operation. Holder has had the opportunity to ask questions of, and receive answers from, the management of the Company (and any person acting on its behalf) concerning the Warrant and the Shares and the agreements and transactions contemplated hereby, and to obtain any additional information as Holder may have requested in making its investment decision. The initial Holder of this Warrant is an "accredited investor", as defined by Regulation D promulgated under the 1933 Act.

                  8.3 INDEMNIFICATION. The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Share held by such holder or any interest therein in violation of the provisions of Subsection 8.2 hereof.

         9. RESERVATION OF STOCK. The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the shares upon the exercise of this Warrant, and from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set

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forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares of Common Stock upon the exercise of this Warrant.

         10. NOTICES. All notices, advices and communications under this Warrant shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the fifth business day following the date of such mailing, addressed as follows:

             If to the Company:

             Osage Systems Group, Inc.
             1661 East Camelback Road
             Suite 245
             Phoenix, Arizona  85016
             Attention: Jack R. Leadbeater, Chief Executive Officer

             With a Copy to:

             Stephen M. Cohen, Esquire
             Buchanan Ingersoll Professional Corporation
             Eleven Penn Center, 14th Floor
             1835 Market Street
             Philadelphia, Pennsylvania  19103

             and to the Holder:

             American Maple Leaf Financial Corp.
             Two Penn Center Plaza
             Suite 605
             Philadelphia, Pennsylvania 19102
             Attention:  Andrew Panzo, Managing Director

         Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 10.

         11. AMENDMENTS.

                  11.1 Any term of this Warrant may be amended with the written consent of the Company and the Holder at that time. Any amendment effected in accordance with this Section 11 shall be binding upon the Holder, each future holder and the Company.

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                  11.2 No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         12. ADJUSTMENTS. The number of Shares of Common Stock purchasable hereunder and the Exercise Price is subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  12.1. REORGANIZATION, MERGER OR SALE OF ASSETS. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a capital reorganization pursuant to which the shares of the Company's capital stock outstanding immediately prior to such reorganization are converted by virtue of such reorganization into other property, whether in the form of new securities, cash or otherwise (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such capital reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such capital reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such capital reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in Section 12. The foregoing provisions of this Subsection 12.1 shall similarly apply to successive capital reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  12.2. RECLASSIFICATION. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise

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Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in Section 12.

                  12.3. SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price and number of such securities issuable thereunder shall be proportionately adjusted. For example, if the Company declares a 2 for 1 stock split and the Exercise Price immediately prior to such split was $5.00 per share for 100 shares, the Exercise Price as adjusted would be $2.50 per share and the number of shares issuable thereunder would be 200 shares.

                  12.4. ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock, other securities or property available by this Warrant as aforesaid during such period.

                  12.5 MINIMUM PRICE ADJUSTMENTS. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments which by reason of this Subsection 12.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under Section 12 hereof shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in Section 12 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by
Section 12, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of Warrants to Purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to in Section 12 hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  12.6 NOTICE OF ADJUSTMENT. Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall:

                           (a) issue a certificate signed by its Chief Financial
Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares

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purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant, and to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by Section 12, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment; and

                           (b) forthwith file in the custody of its Secretary or
an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.

                  12.7 SECURITIES OTHER THAN COMMON STOCK. In the event that at any time, as a result of an adjustment made pursuant to Subsections 12.1, 12.2,
12.3 or 12.4 above, the Holder of this Warrant thereafter shall become entitled to receive any Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections 12.1, 12.2, 12.3, 12.4 and 12.5, inclusive.

                  12.8 TERMS OF SUBSEQUENT WARRANTS. Irrespective of any adjustments in the Exercise Price or the number or kind of Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

                  12.9 FURTHER ASSURANCES. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

         13. REDEMPTION OF WARRANTS.

                  13.1 Upon not less than fifteen (15) days' notice, all but not less than all of the Warrants, may be redeemed, at the option of the Company, at a redemption price of $.001 per Warrant (the "Redemption Price") upon the following conditions: (i) if a Registration Statement covering the resale of the Shares under the 1933 Act is effective as of that date; (ii) the Holder is then under no contractual or other legal obligation to refrain from selling the Shares of Common Stock issuable upon exercise of the Warrants; and (iii) if the average of the closing bid prices of the Company's Common Stock as reported on NASDAQ (or the last sales prices if the Common Stock is listed on a national securities exchange) exceeds 200% of the amount of the Exercise Price for any thirty (30) consecutive trading days within the two month period before the Company gives the notice of redemption.

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                  13.2 In the event the Company shall desire to exercise its right to so redeem the Warrants, it may mail a notice or redemption to the Holder of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth (30th) day before the date fixed for redemption, at the last address as shall appear on the records of the Warrants. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

                  13.3 The notice of redemption shall specify (i) the redemption price; (ii) the date fixed for redemption; (iii) the place where the Warrant Certificates shall be delivered and the redemption price paid; and (iv) that the right to exercise the Warrant shall terminate at 5:00 P.M. (Mountain Time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  13.4 Any right to exercise a Warrant shall terminate at 5:00 P.M. (Mountain Time) on the business day immediately preceding the Redemption Date. On or after the Redemption Date, Holder shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price.

                  13.5 From and after the date specified for redemption, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder thereof of one or more Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Holder a sum in cash equal to the redemption price of each such Warrant. From and after the date fixed for redemption and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant certificates, except the right to receive payment of the Redemption Price, shall cease.

         14. SEVERABILITY. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         15. GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, interpretation and enforceability of this Warrant and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         16. JURISDICTION. The Holder and the Company agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or state courts in Phoenix, Arizona. Service of process on the Company or the Holder in any action arising out of or relating to this Warrant shall be effective if mailed to such party at the address listed in Section 10 hereof.



         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.


Dated:  December 4, 1998

HOLDER:

AMERICAN MAPLE LEAF                    OSAGE SYSTEMS GROUP, INC.
FINANCIAL CORP.


By:         /s/ Andrew Panzo           By:            /s/ Jack R. Leadbeater
    -----------------------------               --------------------------------
    Andrew Panzo,                               Jack R. Leadbeater,
    Managing Director                           Chief Executive Officer

                               NOTICE OF EXERCISE

TO:  OSAGE SYSTEMS GROUP, INC.

         (1) The undersigned hereby elects to purchase _______ shares of Common Stock of Osage Systems Group, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full in the following manner (please check one of the following choices):

         ____     In Cash

         ____     Bank or certified check; or

         ____     Cashless exercise through a broker.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:




                                            -----------------------------------
                                            (Name)


                                            -----------------------------------
                                            (Name)

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                            -----------------------------------
                                            (Name)


--------------------                        -----------------------------------
(Date)                                      (Signature)